Exhibit A

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

	Payment Date: 15 January 2004.
	Calculation Date: 9 January 2004.

(i)	ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

		Prior Balance	Deposits	Withdrawals	Balance on Calculation Date

		9-Dec-03			9-Jan-04

	Lessee Funded Account	0.00	0.00	(0.00)	0.00
	Expense Account (note ii)	5,852,011.77	8,154,456.26	(4,755,063.61)	9,251,404.42
	Collection Account (note iii)	86,328,139.25	23,593,388.96	(26,328,139.25)	83,593,388.96

	- Miscellaneous Reserve	-			-
	- Maintenance Reserve	65,206,770.19			60,000,000.00
	- Security Deposit	-			-
	- Other Collections (net of interim withdrawals)	21,121,369.06			23,593,388.96

	Total	92,180,151.02	31,747,845.22	(31,083,202.86)	92,844,793.38

(ii)	ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (December 9, 2003)	5,852,011.77
	Transfer from Collection Account (previous Payment Date)	8,147,988.23
	Transfer from Collection Account (interim deposit)	0.00
	Interest Earned during period	6,468.03
	Payments during period between prior Calculation Date and the relevant Calculation Date:
	- Payments on previous Payment Date	(2,723,616.51)
	- Other payments	(2,031,447.10)

	Balance on relevant Calculation Date (January 9, 2004)	9,251,404.42

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

	Balance on preceding Calculation Date (December 9, 2003)	86,328,139.25
	Collections during period	23,582,888.96
	Swap receipts (previous Payment Date)	10,500.00
	Transfer to Expense Account (previous Payment Date)	(8,147,988.23)
	Transfer to Expense Account (interim withdrawal)	0.00
	Net transfer to Lessee Funded Accounts	0.00
	Aggregate Certificate Payments (previous Payment Date)	(14,604,500.48)
	Swap payments (previous Payment Date)	(3,575,650.54)

	Balance on relevant Calculation Date (January 9, 2004)	83,593,388.96

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iii)	ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

		ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS

		Priority of Payments
	(i)	Required Expense Amount	11,000,000.00	Note 1:
	(ii)	a) Class A Interest	2,201,937.99	Airplanes Group's cashflows are not adequate to pay
		b) Swap Payments	3,789,924.34	minimum principal on the class A notes in full on the
	(iii)	First Collection Account Top-up	60,000,000.00	January 15, 2004 payment date. The minimum
	(iv)	Minimum Hedge Payment	0.00	principal amount payable on the class A notes on
	(v)	Class A Minimum Principal (Note 1)	15,852,931.05	this payment date is $16,810,496.97, however the
	(vi)	Class B Interest (Note 1)	0.00	minimum principal payment on the class A notes is
	(vii)	Class B Minimum Principal (Note 1)	0.00	$15,852,931.05, resulting in minimum principal
	(viii)	Class C Interest (Note 1)	0.00	outstanding on the class A notes of $957,565.92 at
	(ix)	Class D Interest (Note 1)	0.00	January 15, 2004.
	(x)	Second Collection Account Top-up (Note 1)	0.00	Since minimum principal on the class A notes ranks
	(xi)	Class A Principal Adjustment Amount	0.00	ahead of interest and minimum principal on the class
	(xii)	Class C Scheduled Principal	0.00	B notes and interest on the class C and D notes in
	(xiii)	Class D Scheduled Principal	0.00	the order of priority, cashflows are inadequate to
	(xiv)	Modification Payments	0.00	pay any interest or minimum principal on the class B
	(xv)	Soft Bullet Note Step-up Interest	0.00	notes or any interest on the class C and D notes on
	(xvi)	Class E Minimum Interest	0.00	this payment date. In addition, cashflows are inadequate
	(xvii)	Supplemental Hedge Payment	0.00	to allocate any funds to the "Second Collection
	(xviii)	Class B Supplemental Principal	0.00	Account Top-up on this payment date.
	(xix)	Class A Supplemental Principal	0.00
	(xx)	Class D Outstanding Principal	0.00
	(xxi)	Class C Outstanding Principal	0.00
	(xxii)	Class E Supplemental Interest	0.00
	(xxiii)	Class B Outstanding Principal	0.00
	(xxiv)	Class A Outstanding Principal	0.00
	(xxv)	Class E Accrued Unpaid Interest	0.00
	(xxvi)	Class E Outstanding Principal	0.00
	(xxvii)	Charitable Trust	0.00

	Total Payments with respect to Payment Date		92,844,793.38
	Less Collection Account Top-Ups ((iii) and (x)above)		(60,000,000.00)

			32,844,793.38

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iv)	PAYMENT ON THE CERTIFICATES

(a)	FLOATING RATE CERTIFICATES	A-6	A-8	A-9	Class B	Note 2:
						Step-up interest on Airplanes Group's subclass A-8 notes is payable at point (xv) in the Priority of Payments. To the extent that step-up interest is not paid, it will accrue in accordance with the terms of the subclass A-8 notes. Available cashflows were not sufficient to allow payment of step-up interest on any payment day to date. Total step-up interest accrued and unpaid on Airplanes Group's subclass A-8 notes at January 15, 2004 was $2,955,555.56. Interest on unpaid step-up interest (also payable at point (xv) in the Priority of Payments) accrued and unpaid at January 15, 2004 was $22,759.79.
	Applicable LIBOR	1.16250%	1.16250%	1.16250%	1.16250%
	Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%
	Applicable Interest Rate	1.50250%	1.53750%	1.71250%	1.91250%
	Interest Amount Payable
	- Charge in current period on outstanding principal balance	169,177.58	926,770.83	1,105,989.58	373,585.19
	- Charge in current period on interest arrears	N/A	N/A	N/A	543.36
	- Accrued & unpaid interest from prior periods	N/A	N/A	N/A	329,933.30

		169,177.58	926,770.83	1,105,989.58	704,061.85

	Interest Amount Payment	169,177.58	926,770.83	1,105,989.58	0.00

	Step Up Interest Amount Payable (Note 2)	N/A	306,077.37	N/A	N/A

	Opening Principal Balance	130,758,260.79	700,000,000.00	750,000,000.00	226,844,897.35
	Minimum Principal Payment Amount	15,852,931.05	0.00	0.00	0.00
	Adjusted Principal Payment Amount	0.00	0.00	0.00	0.00
	Supplemental Principal Payment Amount	0.00	0.00	0.00	0.00
	Total Principal Distribution Amount	15,852,931.05	0.00	0.00	0.00
	Redemption Amount
	- amount allocable to principal	0.00	0.00	0.00	0.00
	- premium allocable to premium	0.00	0.00	0.00	0.00

	Outstanding Principal Balance (January 15, 2004)	114,905,329.74	700,000,000.00	750,000,000.00	226,844,897.35

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(iv)	PAYMENT ON THE CERTIFICATES

	(b)	FIXED RATE CERTIFICATES	Class C	Class D
		Applicable Interest Rate	8.1500%	10.8750%
		Interest Amount Payable
		- Charge in current period on outstanding principal balance	2,375,979.69	3,580,412.50
		- Charge in current period on interest arrears	16,136.86	32,447.49
		– Accrued & unpaid interest from prior periods	2,375,979.69	3,580,412.50

			4,768,096.24	7,193,272.49

		Interest Amount Payment	0.00	0.00

		Opening Principal Balance	349,837,500.00	395,080,000.00
		Scheduled Principal Payment Amount	0.00	0.00
		Redemption Amount	0.00	0.00
		- amount allocable to principal	0.00	0.00
		- amount allocable to premium	0.00	0.00
		Actual Pool Factor	0.9329000	0.9877000

		Outstanding Principal Balance (January 15, 2004)	349,837,500.00	395,080,000.00

		Table of rescheduled Pool Factors	n/a	n/a
		in the event of a partial redemption

AIRPLANES Group
Report to Certificateholders
All numbers in US$ unless otherwise stated

(v)	FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)

		A-6	A-8	A-9	Class B
	Applicable LIBOR	1.10000%	1.10000%	1.10000%	1.10000%
	Applicable Margin	0.34000%	0.37500%	0.55000%	0.75000%
	Applicable Interest Rate	1.44000%	1.47500%	1.65000%	1.85000%

(vi)	CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

(a)	FLOATING RATE CERTIFICATES
		A-6	A-8	A-9	Class B
	Opening Principal Amount	1,307.58	7,000.00	7,500.00	2,268.45
	Total Principal Payments	(158.53)	0.00	0.00	0.00

	Closing Outstanding Principal Balance	1,149.05	7,000.00	7,500.00	2,268.45

	Total Interest Payment	1.69	9.27	11.06	0.00
	Total Premium	0.00	0.00	0.00	0.00

(b)	FIXED RATE CERTIFICATES
		Class C	Class D
	Opening Principal Amount	3,498.38	3,950.80
	Total Principal Payments	0.00	0.00

	Outstanding Principal Balance	3,498.38	3,950.80

	Total Interest Payment	0.00	0.00
	Total Premium	0.00	0.00